                                3,473,000 Shares

                         HORIZON MEDICAL PRODUCTS, INC.

                                  Common Stock
                                $.001 par value


                             UNDERWRITING AGREEMENT


                                                               April ___, 1998

Credit Suisse First Boston Corporation
BancAmerica Robertson Stephens
NationsBanc Montgomery Securities LLC
  As Representatives (the "Representatives")
    of the Several Underwriters,
       c/o Credit Suisse First Boston Corporation,
          Eleven Madison Avenue,
             New York, N.Y.  10010-3629

Dear Sirs:

         1. Introductory. Horizon Medical Products, Inc., a Georgia corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A hereto (the "Underwriters") 2,600,000 shares of its Common Stock, $.001 par value per share (the "Securities"), and the shareholders listed in Schedule B hereto (the "Selling Shareholders") propose severally to sell an aggregate of 873,000 outstanding shares of the Securities (such 3,473,000 shares of the Securities being hereinafter referred to as the "Firm Securities"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 520,950 additional shares of its Securities as set forth below (such 520,950 additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively referred to as the "Offered Securities." The Company and the Selling Shareholders hereby agree with the several Underwriters as follows:

         2. Representations and Warranties of the Company and the Selling Shareholders.

         (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

               (i) A registration statement (No. 333-46349) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either (A) has been declared effective under the Securities Act of 1933, as amended (the "Act"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the

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         "initial registration statement") has been declared effective, either
         (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of the Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration

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         Statement are hereinafter referred to collectively as the
         "Registration Statements" and individually as a "Registration Statement." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
         (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and does not include, or will not include, with respect to each Registration Statement, any untrue statement of a material fact or does not omit, or will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to the Prospectus, any untrue statement of a material fact or does not omit, or will not omit, to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and will not include, with respect to the Initial Registration Statement, any untrue statement of a material fact or will not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to the Prospectus, any untrue statement of a material fact or will not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

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                  (iii)  The Company has been duly incorporated and is an
         existing corporation in good standing under the laws of the State of Georgia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified or in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Securities.

                  (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

                  (vii) There are no contracts, agreements or understandings between the Company and any person or entity granting such person or entity the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or entity or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act which has not effectively been satisfied or waived.

                  (viii) The Offered Securities have been approved for listing, subject to notice of issuance, on the Nasdaq Stock Market's National Market.

                  (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the

         Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                  (x) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary.

                  (xi) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof.

                  (xiii) The Company and its subsidiaries possess adequate certificates, certifications, approvals, authorities or permits issued by appropriate governmental or regulatory agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, certification, approval, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect. The Company is not aware of and has no reason to believe that it will not receive such certificates, certifications, approvals, authorities or permits to be issued by appropriate governmental or regulatory agencies or bodies necessary to conduct the business proposed to be conducted by the Company and any of its subsidiaries and described in the Prospectus at its Manchester, Georgia facility by June 30, 1998.

                  (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is threatened that might have a Material Adverse Effect.

                  (xv) The Company and its subsidiaries own, possess or can acquire on reasonable terms adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect. To the knowledge of the Company, the Company's and its subsidiaries' present use of any of the intellectual property rights does not infringe on any rights of third parties or conflict with any asserted rights of others that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xvi) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect, and the Company is not aware of any pending or threatened investigation or inquiry which might lead to such a claim.

                  (xvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company`s knowledge, threatened or contemplated.

                  (xviii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries and of Strato/Infusaid Inc. as of the dates shown and their results of operations and cash flows for the periods shown and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (xix) Except as disclosed in the Prospectus, since the date of the latest audited consolidated financial statements of the Company included in the Prospectus there has been no material adverse change, nor any development or event that may result in a prospective Material Adverse Effect; and except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (xxi) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Offered Securities it commences doing such business.

         (b) The Selling Shareholders severally represent and warrant to, and agree with, the several Underwriters that:

                  (i) Such Selling Shareholders have, and on the First Closing Date hereinafter mentioned will have, valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholders on such First Closing Date, and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholders on such First Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on such First Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholders on such First Closing Date.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
         (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and did not include, or will not include, with respect to each Registration Statement, any untrue statement of a material fact or did not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to the Prospectus, any untrue statement of a material fact or did not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which such statements were made, not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, will not include, with respect to the Initial Registration Statement, any untrue statement of a material fact or will not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to the Prospectus any untrue statement of a material fact or will not omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which such statements were made, not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Shareholders specifically for use therein.

                  (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Shareholders and any person that would give rise to a valid claim against such Selling Shareholders or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each of the Selling Shareholders agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $___________ per share, the respective number of shares of Firm Securities set forth below the caption "Company" or "Selling Shareholders," as the case may be, and opposite the name of such Underwriter in Schedule A hereto.

         Certificates in negotiable form for the Offered Securities to be sold by certain of the Selling Shareholders hereunder have been placed in custody, for delivery under this Agreement, under a Custody Agreement made with Marshall
B. Hunt, as custodian ("Custodian"). Each such Selling Shareholder agrees that the shares represented by the certificates held in custody for such Selling Shareholder under such Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of such Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         The Company, the Custodian and the Selling Shareholders not a party to the Custody Agreement will deliver the Firm Securities to the Representatives for the accounts of the Underwriters against payment of the purchase price at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") in federal reserve funds immediately available by wire transfer to the account of the Company payable to the Company in the case of 2,600,000 shares of Firm Securities, and in federal reserve funds immediately available by wire transfer to the account of the Custodian, for the benefit of certain Selling Shareholders, payable to the Custodian, in the case of 873,000 shares of Firm Securities, at the office of Long Aldridge & Norman LLP, Atlanta, Georgia, at 10:00 A.M., Atlanta time, on ____________________, 1998, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date." The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Long Aldridge & Norman LLP at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name on Schedule A hereto bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in federal reserve funds immediately available by wire transfer to the account of the Company at a bank acceptable to CSFBC, payable to the Company. The certificates for the Optional Securities being purchased on each Optional

Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Long Aldridge & Norman LLP at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5.    Certain Agreements of the Company and the Selling Shareholders.

         The Company agrees with the several Underwriters that:

         (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph
(4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the 15th business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

         (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related Prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent (which consent shall not unreasonably be withheld); and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

         (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Company becomes aware of the occurrence of any event as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Company becomes aware that if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Company will promptly notify

CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

         (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

         (e) The Company will furnish to the Representatives copies of each Registration Statement (four of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

         (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required to complete the distribution of the Offered Securities; provided that the Company shall not be required to register as a foreign corporation or generally be subject to service of process in such jurisdictions as a result of such qualification.

         (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended, or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

         (h) For a period of 180 days after the date of the Prospectus, the Company and its officers and directors will not offer, sell, contract to sell, announce their intention to sell, loan, pledge, grant any rights with respect to or otherwise dispose of, directly or indirectly, or publicly disclose the intention to make any such offer, sale, loan, pledge, grant or disposal or, in the case of the Company, file with the Commission a registration statement under the Act relating to any additional shares of their Securities or securities convertible into or exchangeable or exercisable for any shares of their Securities, without the prior written consent of CSFBC, except for issuances of Securities pursuant to the exercise of employee stock options outstanding on the date hereof and except for a registration statement on Form S-8 registering shares of Securities to be issued under the Company's Stock Incentive Plan. Notwithstanding the foregoing, officers and directors of the Company shall be permitted to transfer shares of their Securities or other securities convertible into or exchangeable or exercisable for Securities of which such officers and directors are currently the beneficial owner to:

                  (i)    the Company;

                  (ii) shareholders of the Company who are bound by the terms of a lock-up agreement substantially similar to that executed by the transferor as if such person were an original party thereto; and

                  (iii) any donee(s) of the officers and directors of the Company who receive such securities of the Company as a bona fide gift or any "affiliate" of the undersigned (within the meaning of Rule 144 of the Act), provided that such donee(s) or affiliate(s) agree in writing to be bound by the restrictions contained in a lock-up agreement substantially similar to that executed by the donor or transferor as if such donee or transferee were an original party thereto.

         The Company and each Selling Shareholder, severally and not jointly, agree with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and such Selling Shareholders, as the case may be (except for the underwriting discounts and commissions payable with respect to the Selling Shareholders' respective shares sold in the Offering, which each Selling Shareholder will bear in proportion to the amount sold by such Selling Shareholder), under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel not to exceed $12,500) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Offered Securities, for any travel expenses of the Company's officers, directors and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Shareholders of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

         Each Selling Shareholder agrees to deliver to CSFBC, attention:
Transactions Advisory Group, on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         Each Selling Shareholder agrees, for a period of 180 days after the date of the Prospectus, not to offer, sell, contract to sell, loan, pledge, grant any rights with respect to or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, loan, pledge, grant or disposal, without the prior written consent of CSFBC.

         6. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

         (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Coopers & Lybrand, L.L.P., confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                         (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus;

                         (B) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales or consolidated net operating income or in the total or per share amounts of consolidated income before extraordinary items or net income; or

                         (C) any unaudited pro forma financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

         except in all cases set forth in clauses (A), (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial and statistical information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial and statistical information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial and statistical information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

         (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Shareholder, the Company or the Representatives, shall be contemplated by the Commission.

         (c) Subsequent to the execution and delivery by the Company of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, would have a Material Adverse Effect and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market;
(iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

         (d) The Representatives shall have received an opinion, dated such Closing Date, of King & Spalding, counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Georgia, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to do so would not have a Material Adverse Effect.

               (ii) Each of the subsidiaries of the Company has been duly incorporated and is an existing corporation in good standing under the laws of its respective state of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each of such subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to do so would not have a Material Adverse Effect.

                  (iii)   The Offered Securities delivered on such Closing
         Date and all other outstanding shares of the Securities of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the Shareholders of the Company have no preemptive rights with respect to the Offered Securities; and to the knowledge of such counsel, there are no other rights to subscribe for or purchase any shares of capital stock issued by the Company and (except as described in the Prospectus) no outstanding securities or obligations of the Company convertible into, exercisable for or exchangeable for any capital stock of the Company.

                  (iv) To the knowledge of such counsel, no person or entity has any right, not effectively satisfied or waived, to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, other than in connection with any registration statement on Form S-8 under the Act to register all shares of Securities subject to outstanding options and future grants under the Company's Stock Incentive Plan.

                  (v) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (vi) No consent, approval, authorization or order of, or filing with, any governmental agency or body or, to the knowledge of such counsel, any court is required to be obtained or made by the Company or any Selling Shareholder for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required by the NASD or under state securities laws.

                  (vii) The execution, delivery and performance of this Agreement or the Custody Agreement and the consummation of the transactions herein or therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or, to the knowledge of such counsel, any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, the charter or by-laws of the Company or any such subsidiary or, to the knowledge of such counsel, any other material agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject.

                  (viii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                  (ix) This Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles, and except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and rules of law governing specific performance, injunctive relief and other equitable remedies.

                  (x) The statements in the Registration Statement and the Prospectus under the captions "Risk Factors--Limitations on Third-Party Reimbursement," "--Government Regulation" and "--Limited Manufacturing Experience," "Business--Manufacturing," "-- Government Regulation" and "--Healthcare Reform; Third-Party Reimbursement," "Description of Capital Stock" and "Shares Eligible For Future Sale," insofar as they are descriptions of laws, regulations and rules, of legal and governmental proceedings or of contracts, agreements, leases, licenses and other legal documents known to such counsel, or refer to statements of law or legal conclusions, are complete and accurate in all material respects.

                  (xi) The Company and each of its subsidiaries have such permits, licenses, franchises and authorizations of governmental or regulatory authorities of the United States and the European Union having jurisdiction over the business of the Company and its subsidiaries (collectively the "Licenses") as are necessary to own their properties and conduct their business in the manner described in the Prospectus; and to the best of such counsel's knowledge, the Company and each of its subsidiaries have fulfilled and performed all of their material, respective obligations with respect to the Licenses and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment that could have a Material Adverse Effect which is not described in the Prospectus.

                  (xii) The Company or one of its subsidiaries is the exclusive owner of, and has sole, full and clear title to, the registrations for the trademarks registered by the Company or its subsidiaries that are listed on Schedule A to such opinion (the "Trademarks") currently registered in the United States Patent and Trademark Office (the "PTO") and the foreign equivalents thereof in the countries listed on Schedule A, which Trademarks are the only trademarks that are necessary for the Company and its subsidiaries to conduct their business in the manner described in the Prospectus, free and clear of any encumbrances, liens or adverse claims of any kind, and all of the registrations of said Trademarks are valid and subsisting in the records of the PTO and the foreign countries listed on Schedule A.

                  (xiii) To such counsel's knowledge, the Company's and its subsidiaries' present use of the Trademarks does not infringe on any rights of third parties, and there are no third parties infringing on or otherwise interfering with the use of the Trademarks. Such counsel is not aware of any adverse claims with respect to any of the Trademarks.

                  (xiv) The Company or one of its subsidiaries has sole, full and clear title to, the patents that are listed on Schedule B to such opinion (the "Patents"), and such Patents are properly recorded with the PTO and the foreign equivalents thereof in the countries listed on Schedule B. All maintenance fees with respect to the Patents have been paid, the Patents are validly assigned to the Company or one of its subsidiaries, and the Patents are in full force and effect. To such counsel's knowledge, there has been no express abandonment or dedication to the public with respect to any of the Patents, and there are no invalidating or limiting court decisions with respect to any of the Patents.

                  (xv) The Company or one of its subsidiaries has a legal and valid right to the use of the patents listed on Schedule C to such opinion (the "Licensed Patents"), the rights to which are licensed to the Company or its subsidiaries, and such Licensed Patents, to such counsel's knowledge, are properly recorded with the PTO and the foreign equivalents thereof in the countries listed on Schedule C, are validly assigned by the licensors of such Licensed Patents and are in full force and effect.

                  (xvi) Except as described in the Prospectus, there are no legal or governmental proceedings, investigations or inquiries pending or, to the best of such counsel's knowledge, threatened before any governmental, regulatory or administrative authority having jurisdiction over the business of the Company and its subsidiaries or their respective properties, other than such as may be incident to the kind of business conducted by the Company and its subsidiaries and which individually or in the aggregate would not, if adversely determined against the Company or any of its subsidiaries, have a Material Adverse Effect.

                  In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and the Representatives and counsel to the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as otherwise expressly set forth herein), on the basis of the foregoing, no facts have come to such counsel's attention that caused such counsel to believe that any part of the Registration Statement (other than the financial statements and notes thereto and other financial, statistical and accounting data or schedules included therein, or omitted therefrom, as to which such counsel need express no opinion), as amended or supplemented, at the time such part of the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus (other than the financial statements and notes thereto and other financial, statistical and accounting data or schedules included therein, or omitted therefrom, as to which such counsel expresses no opinion), as amended or supplemented, on the date of filing thereof with the Commission and on the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  In rendering such opinion, counsel for the Company may rely as to matters contained in clauses (xii), (xiii), (xiv) and (xv) of
         Section 6(d) as they relate to Strato/Infusaid Inc. on the legal opinion of Needle & Rosenberg, P.C., in which case counsel for the Company shall state that the opinion of such other counsel is satisfactory in scope, form and substance to counsel for the Company.

         (e) The Representatives shall have received an opinion, dated the First Closing Date and, if applicable, each Optional Closing Date, of King & Spalding, counsel for the Selling Shareholders, to the effect that:

                  (i) Each Selling Shareholder has valid and unencumbered title to the Offered Securities delivered by such Selling Shareholder on such Closing Date and has full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Shareholder on the First Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from the Selling Shareholders on the First Closing Date hereunder;

                  (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Shareholder for the consummation of the transactions contemplated by the Custody Agreement, the Irrevocable Power of Attorney of each Selling Shareholder who is a party thereto (the "Power of Attorney"), or this Agreement in connection with the sale of the Offered Securities sold by the Selling Shareholders, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                  (iii) The execution, delivery and performance of the Custody Agreement, the Power of Attorney and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling Shareholder or any of their properties or any agreement or instrument to which any Selling Shareholder is a party or by which any Selling Shareholder is bound or to which any of the properties of any Selling Shareholder is subject, or the charter or by-laws of any Selling Shareholder which is a corporation; and

               (iv) This Agreement and, as applicable, the Power of Attorney and related Custody Agreement with respect to each Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and constitute valid and legally binding obligations of each such Selling Shareholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (f) The Representatives shall have received from Long Aldridge & Norman LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Shareholders and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (g) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs
(1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of any applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event likely to result in a material adverse change, in the condition (financial or otherwise), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

         (h) The Representatives shall have received a letter, dated such Closing Date, of Coopers & Lybrand L.L.P. which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

         (i) The Selling Shareholders shall have executed and delivered this Agreement.

The Selling Shareholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7.    Indemnification and Contribution.

         (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that such indemnity with respect to any untrue statement or omission of a material fact contained in any preliminary prospectus, shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the shares that are subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) at or prior to the confirmation of the sale of such shares to such person in any case where delivery is required under the Act and such untrue statement or omission of a material fact contained in any preliminary prospectus was corrected in the Prospectus (or the Prospectus as supplemented).

         (b) The Selling Shareholders, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or any Underwriter by the Selling Shareholders specifically for use therein), and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that such indemnity with respect to any untrue statement or omission of a material fact contained in any preliminary prospectus, shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the shares that are subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) at or prior to the confirmation of the sale of such shares to such person in any case where delivery is required under the Act and such untrue statement or omission of a material fact contained in any preliminary prospectus was corrected in the Prospectus (or the Prospectus as supplemented).

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and any Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each
Underwriter: the last paragraph at the bottom of the cover page of the Prospectus concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page and the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the fifth paragraph under the caption "Underwriting"; and (ii) the disclosure in the last paragraph under the caption "Underwriting" that NationsCredit Commercial Corporation is an indirect subsidiary of NationsBank Corporation, which is the parent corporation of NationsBanc Montgomery Securities LLC.

         (d) Promptly after receipt by an indemnified party under this Section or Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above or Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above or Section 9. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 9, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. The indemnifying party shall not be liable for settlements effected without its prior written consent, which shall not be unreasonably withheld.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or
(c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Shareholders under this Section or Section 9 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU (as such term is defined in Section 9) within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on any Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Qualified Independent Underwriter. The Company hereby confirms that at its request CSFBC has without compensation acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2710 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the Offered Securities. The Company and the Selling Shareholders will severally and not jointly indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that each Selling Shareholder shall only be subject to liability under this Section to the extent such liability arises out of or is based upon any untrue statement or alleged untrue statement or upon an omission or alleged omission based upon information provided by such Selling Shareholder or contained in a representation or warranty given by such Selling Shareholder in this Agreement, the Power of Attorney or the Custody Agreement.

         10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholders, of the Company or its officers, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to
Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Shareholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Shareholders and the Underwriters pursuant to Section 7 and the obligations of the Company and the Selling Shareholders pursuant to Section 9 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or delivered and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, with a copy to Long Aldridge & Norman LLP, 303 Peachtree Street, 53rd Floor, Atlanta, Georgia, 30308, Attention: Leonard A. Silverstein, Esq., or, if sent to the Company, will be mailed or delivered and confirmed to it at One Horizon Way, P.O. Drawer 627, Manchester, Georgia, 31816, Attention: Marshall B. Hunt, with a copy to King & Spalding, 191 Peachtree Street, N.E., Atlanta, Georgia, 30303-1763, Attention: Jeffrey M. Stein, Esq., or, if sent to the Selling Shareholders or any of them, will be mailed or delivered and confirmed to ____________ at __________________, with a copy to ________ at _______________; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed or delivered and confirmed to such Underwriter.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         13. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives, jointly or by CSFBC, will be binding upon all the Underwriters. Marshall B. Hunt will act for certain of the Selling Shareholders in connection with such transactions, and any action under or in respect of this Agreement taken by Mr. Hunt will be binding upon all such Selling Shareholders.

         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company and the Selling Shareholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company four counterparts hereof, whereupon this Agreement will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                   THE SELLING SHAREHOLDERS:

                                   NATIONSCREDIT COMMERCIAL CORPORATION


                                   By:
                                      ----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                   CORDOVA CAPITAL PARTNERS, L.P. -
                                   ENHANCED APPRECIATION

                                   By:
                                      ----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                   -------------------------------------------
                                   Roddy J. H. Clark


                                   THE COMPANY:

                                   HORIZON MEDICAL PRODUCTS, INC.

                                   By:
                                      ----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


         CREDIT SUISSE FIRST BOSTON CORPORATION

         BANCAMERICA ROBERTSON STEPHENS

         NATIONSBANC MONTGOMERY SECURITIES LLC

                  Acting on behalf of themselves and as the
                    Representatives of the several
                    Underwriters.


         By CREDIT SUISSE FIRST BOSTON CORPORATION

         By:
            -------------------------------------------------
            Name:
                  -------------------------------------------
            Title:
                  -------------------------------------------

                                   SCHEDULE A

                                                                                                        TOTAL NUMBER OF
                                                                 NUMBER OF FIRM                      FIRM SECURITIES TO BE
              UNDERWRITER                                    SECURITIES TO BE SOLD BY                      PURCHASED
              -----------                                 -----------------------------              ---------------------

                                                          COMPANY  SELLING SHAREHOLDERS
                                                          -------  --------------------

Credit Suisse First Boston Corporation........

BancAmerica Robertson Stephens................

NationsBanc Montgomery
  Securities LLC..............................













                                                          -------  --------------------              ---------------------

TOTAL..........................................           =======  ====================              =====================



                                   SCHEDULE B


                                                                      NUMBER OF                NUMBER OF
                                                                   FIRM SECURITIES        OPTIONAL SECURITIES
SELLING SHAREHOLDER                                                  TO BE SOLD               TO BE SOLD
-------------------                                              -------------------      -------------------
NationsCredit Commercial Corporation....................                                           -0-

Cordova Capital Partners, L.P. -
  Enhanced Appreciation.................................                                           -0-

Roddy J. H. Clark.......................................                                           -0-
                                                                 -------------------      -------------------
                                                                                                   -0-
TOTAL...................................................         ===================      ===================